Tradr ETFs

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated November 13, 2026 to the currently effective

Prospectuses, Summary Prospectuses and Statements of Additional Information (“SAI”) for the Funds listed below.

On November 13, 2026, the Board of Trustees of the Trust approved, based on the recommendation of AXS Investments LLC, the investment advisor to the Tradr ETFs listed below (each a “Fund”), a reverse split of the issued and outstanding shares of each Fund, as described below. After the close of trading on the Cboe BZX Exchange, Inc. (the “Exchange”) on December 1, 2026, each Fund will affect a reverse split of its issued and outstanding shares as follows:

Fund Name	Reverse Split Ratio	Fund Name	Reverse Split Ratio
Tradr 2X Long APLD Daily ETF	1-for-12	Tradr 2X Long AAOI Daily ETF	1-for-16
Tradr 2X Long ASTS Daily ETF	1-for-12	Tradr 2X Long CBRS Daily ETF	1-for-16
Tradr 2X Long FLY Daily ETF	1-for-12	Tradr 2X Long TTMI Daily ETF	1-for-16
Tradr 2X Long IREN Daily ETF	1-for-12	Tradr 2X Long USAR Daily ETF	1-for-16
Tradr 2X Long QNT Daily ETF	1-for-12	Tradr 2X Long XNDU Daily ETF	1-for-40
Tradr 2X Long CLSK Daily ETF	1-for-14
Tradr 2X Long OPEN Daily ETF	1-for-14

Shares of each Fund will begin trading on the Exchange on a split-adjusted basis on December 2, 2026.

As a result of the reverse share split, for every twelve shares, fourteen shares, sixteen shares, or forty shares of the applicable Fund held by a shareholder prior to the split, the shareholder will receive one share of their Fund with a net asset value (“NAV”) equal to twelve times, fourteen times, sixteen times, or forty times, respectively, the NAV of one share prior to the split. The reverse share split will not change the total value of a shareholder’s investment, except with respect to the redemption of fractional shares as described below. The tables below provide simplified illustrations of the effects of a hypothetical 1-for-12 reverse split, a hypothetical 1-for-14 reverse split, a hypothetical 1-for-16 reverse split, and a hypothetical 1-for-40 reverse split (actual NAV, shares and total market value may vary):

1-for-12 Reverse Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-split	240	$10	$2,400
Post-split	20	$120	$2,400

1-for-14 Reverse Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-reverse split	350	$10	$3,500
Post-reverse split	25	$140	$3,500

1-for-16 Reverse Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-reverse split	320	$10	$3,200
Post-reverse split	20	$160	$3,200

1-for-40 Reverse Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-reverse split	600	$10	$6,000
Post-reverse split	15	$400	$6,000

A reverse share split may result in a shareholder holding a fractional share of a Fund. Because the Funds do not issue fractional shares, whether a shareholder holds a fractional share following a reverse split will depend on the policies of a shareholder’s broker. If a shareholder’s broker does not have a policy to hold fractional shares of the Funds, the shareholder will receive an amount of cash equivalent to the value of a fraction of one share to which such shareholder would otherwise be entitled. Please consult your broker about its policies regarding fractional shares. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, each reverse share split is not expected to result in a taxable transaction for shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for the redemption of fractional shares.

For additional information regarding the reverse share splits, shareholders may call the Funds at 1-888-52TRADR (888-528-7237).

Please file this Supplement with your records.